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Exhibit 10.2

CONSENT AND AMENDMENT

        Consent and Amendment (this "Amendment"), dated as of May 2, 2006, to the Credit Agreement, dated as of September 30, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),among DPI Holdings, LLC ("Holdings"), the Lenders and Issuers party thereto, and Citicorp North America, Inc., as administrative agent for the Lenders and Issuers (in such capacity, the "Administrative Agent"). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

        WHEREAS, Holdings has requested that the Administrative Agent and the Lenders agree to extend the delivery date of the Financial Statements for the 2005 Fiscal Year of Holdings to on or prior to May 30, 2006;

        WHEREAS, in anticipation of a potential equity offering by DataPath, Inc. ("DataPath"), a subsidiary of Holdings, Holdings has requested that (i) DataPath assume Holdings' rights, duties and obligations as borrower under the Credit Agreement and the other Loan Documents (the "DataPath Assumption"), (ii) Holdings become a Guarantor of the Obligations until the consummation of an equity offering by DataPath, and (iii) the Lenders consent and agree to the other modifications to the Credit Agreement and the other Loan Documents described below; and

        WHEREAS, the Lenders, Holdings, DataPath and the Administrative Agent have agreed to enter into this Amendment for such purpose.

        NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:

        Section 1.    Consent.     The Administrative Agent and each of the Lenders hereby consent, as of the Amendment Effective Date:

            (i)  to extend the delivery date to on or prior to May 30, 2006 for the delivery of the Consolidated Financial Statements for the 2005 Fiscal Year of Holdings and the related reports and certificates for such fiscal period due pursuant to Section 6.1 of the Credit Agreement.

           (ii)  to the assumption by DataPath of all of the rights and obligations of Holdings as borrower under the Credit Agreement and the other Loan Documents as set forth in the Assumption Agreement (the "Assumption Agreement") attached hereto as Annex I; provided that (a) on the Amendment Effective Date, Holdings shall transfer all of its then-existing assets (other than Capital Stock issued by DataPath, Inc.) to DataPath, Inc. and (b) on and after the Amendment Effective Date, DataPath and its Subsidiaries may not make Restricted Payments to Holdings pursuant to Section 8.5(a), make any Investment in Holdings, sell or transfer any assets to Holdings (other than pursuant to Section 8.5 (except for 8.5(a)) of the Agreement) or conduct any business with Holdings.

          (iii)  to the execution and delivery by Holdings of the Guaranty Supplement (the "Guaranty Supplement") attached hereto as Annex II by which Holdings shall for all purposes be a party under the Guaranty and have the same rights, benefits and obligations as a Guarantor party thereto.

          (iv)  to the dissolution of Holdings upon the consummation of a Qualified Equity Offering and the transfer of all of its assets (other than Capital Stock issued by DataPath, Inc and other than proceeds of redemptions made pursuant to Section 8.5(f) of the Agreement) at such time to DataPath, at which time Holdings will be released from all of its obligations, duties and rights under the Guaranty and the other Loan Documents, including its pledge of Collateral, pursuant to customary documentation to be executed and delivered by the Administrative Agent.

        Section 2.    Amendments

        Upon the Amendment Effective Date, the Credit Agreement shall be amended as follows:

            (i)  Amendment to Section 1.01. Section 1.01 is hereby amended as follows:

            (a)   the definition of Borrower shall be amended by deleting such definition in its entirety and inserting in lieu thereof the following:

            "'Borrower' means (a) until the consummation of a Qualified Equity Offering and the dissolution of Holdings, DPI Holdings, LLC,; provided that any references to the Borrower in the Credit Agreement or the other Loan Documents that refer to the borrowing of the Loans, the payment of any Obligations and related references, including in Section 2 (other than Section 2.9(a) and the related definitions, except for the direct prepayment obligation) of the Credit Agreement, shall mean DataPath, Inc., and (b) upon consummation of a Qualified Equity Offering and the dissolution of Holdings, DataPath, Inc."

            (b)   the definition of Change of Control shall be amended by deleting the definition in its entirety and inserting in lieu thereof the following:

            "'Change of Control' means (i) at any time prior to the consummation of a Qualified Equity Offering, the Control Group shall cease to control and own beneficially (as defined in Rules 13(d)-3 and 13(d)-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) more than 50% of the amount of economic and voting interests in the outstanding capital Stock of Holdings or (ii) at any time from or after the consummation of a Qualified Equity Offering, (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Control Group, shall control or own beneficially (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) 30% or more of the economic or voting interests in the outstanding Capital Stock of the Borrower or (b) during any period of twelve consecutive calendar months, individuals who, at the beginning of such period, constituted the board of directors of the Borrower (together with any new directors whose election by the board of directors of the Borrower or whose nomination for election by the stockholders of the Borrower was approved by a vote of more than 50% of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office."

            (c)   the definition of Guarantor shall be amended by deleting the definition in its entirety and inserting in lieu thereof the following:

            "'Guarantor' means Holdings and each Subsidiary of the Borrower party to or that becomes party to the Guaranty."

            (d)   by adding the following definition:

            "'Holdings' means DPI Holdings, LLC, a Georgia limited liability company."

            (e)   the definition of Qualified IPO shall be amended by deleting the definition in its entirety and inserting in lieu thereof the following definition of 'Qualified Equity Offering' in alphabetical order in Section 1.01 (and replacing the term "Qualified IPO with the term 'Qualified Equity Offering' wherever it appears in the Loan Documents).

            "'Qualified Equity Offering' means either (i) an initial primary underwritten public offering of the common stock of the Borrower (other than any public offering or sale pursuant to a registration statement on Form S-8 or a comparable or successor form) or (ii) an initial offering of common stock of the Borrower made to qualified institutional buyers under

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    Rule 144A of the securities laws, in the case of clauses (i) and (ii) at any time after the Closing Date and resulting in gross proceeds of at least $200,000,000."

           (ii)  Amendment to Section 7. Section 7 is hereby amended as follows:

            (a)   Section 7.1 is hereby amended by deleting the Section in its entirety and inserting in lieu thereof the following:

            "The Borrower shall, and shall cause each Subsidiary of the Borrower to, preserve and maintain its legal existence, rights (charter and statutory) and franchises, except (a) as permitted by Sections 8.4 (Sale of Assets) and 8.7 (Restriction on Fundamental Changes: Permitted Investments) or (b) that any Subsidiary may dissolve if it either has no assets or if its assets are transferred (simultaneously with the dissolution of such Subsidiary) to the Borrower or any Subsidiary Guarantor."

          (iii)  Amendment to Section 8. Section 8 is hereby amended as follows:

            (a)   Section 8.4 is hereby amended by adding a Section 8.4(g) thereto (with a corresponding change to the punctuation at the end of Sections 8.4(e) and (f)) as follows:

            "(g) any Qualified Equity Offering."

            (b)   Section 8.5 is hereby amended by adding a Section 8.5(f) thereto (with a corresponding change to the punctuation at the end of Sections 8.5(d) and (e)) as follows:

            "(f) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, DataPath, Inc. may use the proceeds of a Qualified Equity Offering to redeem Capital Stock issued by DataPath, Inc."

            (c)   Section 8 is hereby amended by adding the following Section 8.19 thereto:

            "Section 8.19 Limitation on Activities of Holdings.    Holdings shall not, on or after the Amendment Effective Date, notwithstanding anything to the contrary in this Agreement or any other Loan Document, (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the Borrower, (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law, (ii) pursuant to the Loan Documents to which it is a party and (iii) obligations with respect to its Capital Stock, or (c) own, lease, manage or otherwise operate any properties or assets (including cash (other than cash received in connection with dividends made by the Borrower in accordance with Section 8.5 pending application in the manner contemplated by said Section) and cash equivalents) other than the ownership of shares of Capital Stock of the Borrower."

        Section 3.    Conditions Precedent to the Effectiveness of this Amendment

        This Amendment shall become effective as of the date hereof when each of the following conditions precedent shall have been satisfied or waived by the Lenders (the "Amendment Effective Date"):

          (a)   Certain Documents. The Administrative Agent shall have received each of the following, each dated as of the Amendment Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance reasonably satisfactory to the Administrative Agent:

              (i)  this Amendment, executed by Holdings, DataPath, Inc. and the Administrative Agent;

             (ii)  an Acknowledgement and Consent, executed by each of the Lenders;

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            (iii)  the Assumption Agreement, executed by Holdings and DataPath;

            (iv)  the Guaranty Supplements executed by Holdings;

             (v)  legal opinions, certificates, and documents with respect to this Amendment comparable to the opinions, certificates and documentation delivered by the Company on the effective date of the Credit Agreement; and

            (vi)  such additional documentation as the Administrative Agent may reasonably require.

          (b)   Representations and Warranties. The representations and warranties contained in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (to the extent such representations and warranties are not already qualified by materiality) on and as of the Amendment Effective Date, (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          (c)   No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

        Section 4.    Costs and Expenses

        The Borrower agrees to pay, or reimburse the Administrative Agent for, the costs and expenses of this Amendment in accordance with the Credit Agreement.

        Section 5.    Reference to the Effect on the Credit Agreement

        (a)   As of the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document.

        (b)   Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed.

        (c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Issuers or the Administrative Agent under the Credit Agreement, nor constitute a waiver or amendment of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein.

        Section 6.    Execution in Counterparts

        This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Amendment by facsimile transmission, electronic mail or by posting on the Approved Electronic Platform shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all parties shall be lodged with Holdings and the Administrative Agent.

        Section 7.    Governing Law

        This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

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        Section 8.    Section Titles

        The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not the entire Section; provided, however, that in the case of direct conflict between the reference to the title and the reference to the number of such Section, the reference to the title shall govern absent manifest error. If any reference to the number of a Section (but not to any clause, sub-clause or subsection thereof) is followed immediately by a reference in parenthesis to the title of a Section, the title reference shall govern in case of direct conflict absent manifest error.

        Section 9.    Notices

        All communications and notices hereunder shall be given in accordance with the Credit Agreement.

        Section 10.    Successors

        This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        Section 11.    Waiver of Jury Trial

        EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

DPI HOLDINGS, LLC
By:	White Oak Capital Partners, LLC, its manager
By:	/s/ CHRISTOPHER C. MELTON
	Name:	Christopher C. Melton
	Title:	Manager
DATAPATH, INC.
By:	/s/ ANDY MULLINS
	Name:	Andy Mullins
	Title:	Chief Executive Officer

CITICORP NORTH AMERICA, INC. as Administrative Agent and Lender
By:	/s/ SUZANNE CRYMES
	Name:	Suzanne Crymes
	Title:	Vice President

Exhibit A

ACKNOWLEDGEMENT AND CONSENT

To:
Citicorp North America, Inc.
388 Greenwich Street, 19th Floor
New York, New York 10013
Attention:

Re:
DPI Holdings, LLC

        Reference is made to the Credit Agreement (the "Credit Agreement") dated as of September 30, 2005, among DPI HOLDINGS, LLC, a Georgia limited liability company ("Holdings"), the Lenders (as defined in the Credit Agreement), the Issuers (as defined in the Credit Agreement) and CITICORP NORTH AMERICA, INC., as agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent"). Unless otherwise specified herein, all capitalized terms used in this Acknowledgment and Consent shall have the meaning ascribed to such terms in the Amendment to the Credit Agreement or the Credit Agreement, as the context requires.

        The Administrative Agent has requested that the Lenders consent to the modifications to the Credit Agreement on the terms described in the Amendment the form of which is attached hereto.

        Pursuant to Section 11.1 of the Credit Agreement, the undersigned Lender hereby consents to the terms of the Amendment, and authorizes the applicable Administrative Agent to execute and deliver the Amendment on its behalf.

Very truly yours,
[Name of Lender]
By:
Name: Title:

Dated as of May 2, 2006

Annex I

Assumption Agreement

ASSUMPTION AGREEMENT

        ASSUMPTION AGREEMENT (this "Assumption Agreement"), dated as of May 2, 2006, to the Credit Agreement, dated as of September 30, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DPI Holdings, Inc., a Georgia limited liability company ("Holdings"), the Lenders and Issuers party thereto and Citicorp North America, Inc., as agent for the Lenders and Issuers (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

W I T N E S S E T H:

        WHEREAS, in accordance with the Consent and Amendment to the Credit Agreement dated as of the date hereof, DataPath, Inc. ("DataPath") shall assume Holdings' rights and obligations as borrower under the Credit Agreement (the "Assumption");

        WHEREAS, Holdings, DataPath and the Administrative Agent hereby agree to the Assumption subject to the terms and conditions contained herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of what are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1.    Assumption.     By executing and delivering this Assumption Agreement, Holdings hereby assigns to DataPath its rights and obligations as borrower under the Credit Agreement and DataPath hereby becomes a party to and shall be bound by the Credit Agreement as the borrower thereunder effective as of the Assumption Date (as defined below) with the same force and effect as if originally named therein as the borrower and, without limiting the generality of the foregoing, hereby expressly assumes all rights and obligations of the borrower thereunder.

        Section 2.    Representations and Warranties.

          (i)  The following representations and warranties of each of Holdings and DataPath shall be true and correct:

          (a)   It is a duly organized, validly existing and in good standing under the laws of its state of formation.

          (b)   The execution, delivery and performance of this Assumption Agreement are within its powers, have been duly authorized by all necessary action, and do not contravene (1) its charter or by-laws or (2) in any material respect, any law, rule, regulation or order of any court or governmental agency or any contractual restriction binding on or affecting it.

          (c)   No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by it of this Assumption Agreement.

          (d)   This Assumption Agreement is the legal, valid and binding obligation of Holdings and DataPath, respectively, enforceable against each such party in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (e)   There is no pending or threatened legal or governmental proceeding that purports to affect the legality, validity or enforceability of this Assumption Agreement.

        Section 3.    Counterparts.     This Assumption Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Assumption Agreement by facsimile transmission, electronic mail or by posting on the Approved Electronic Platform shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Assumption Agreement signed by all parties shall be lodged with DataPath and the Administrative Agent.

        Section 4.    Governing Law.     This Assumption Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

        Section 5.    Continuing Effect.     The Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Assumption Agreement is a Loan Document.

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        IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DPI HOLDINGS, LLC
By:
Name: Title:
DATAPATH, INC.
By:
Name: Title:
CITICORP NORTH AMERICA, INC., as Administrative Agent and Lender
By:
Name: Title:

Annex II

Guaranty Supplement

        The undersigned hereby agrees to be bound as a Guarantor for purposes of the Guaranty, dated as of September 30, 2005 (the "Guaranty"), among certain Subsidiaries of Holdings listed on the signature pages thereof and acknowledged by Citicorp North America, Inc., as Administrative Agent, and the undersigned hereby acknowledges receipt of a copy of the Guaranty. The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 16 of the Guaranty applicable to it is true and correct on and as the date hereof as if made on and as of such date. Capitalized terms used herein but not defined herein are used with the meanings given them in the Guaranty.

        IN WITNESS WHEREOF, the undersigned has caused this Guaranty Supplement to be duly executed and delivered as of May 2, 2006.

DPI HOLDINGS, LLC,
By:	White Oak Capital Partners, LLC, its manager
By:

Name: Christopher C. Melton Title: Manager

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.
 as Administrative Agent

By:

Name: Title:

QuickLinks

  Exhibit 10.2
CONSENT AND AMENDMENT
  Section 1. Consent.
  Section 2. Amendments
  Section 3. Conditions Precedent to the Effectiveness of this Amendment
  Section 4. Costs and Expenses
  Section 5. Reference to the Effect on the Credit Agreement
  Section 6. Execution in Counterparts
  Section 7. Governing Law
  Section 8. Section Titles
  Section 9. Notices
  Section 10. Successors
  Section 11. Waiver of Jury Trial
Exhibit A ACKNOWLEDGEMENT AND CONSENT
Annex I Assumption Agreement
ASSUMPTION AGREEMENT
  Section 1. Assumption.
  Section 2. Representations and Warranties.
  Section 3. Counterparts.
  Section 4. Governing Law.
  Section 5. Continuing Effect.
Annex II Guaranty Supplement